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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21664

                          Pioneer Series Trust XII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2012 through August 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                       Pioneer Disciplined
                       Growth Fund

                       (Formerly Pioneer Independence Fund.
                       See Note to Shareholders on Page 4 for more information.)

--------------------------------------------------------------------------------
                       Annual Report | August 31, 2013
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A   PINDX
                       Class B   INDBX
                       Class C   INDCX
                       Class Y   INYDX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          21

Notes to Financial Statements                                                 29

Report of Independent Registered Public Accounting Firm                       38

Trustees, Officers and Service Providers                                      39

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy as we head into the second half of 2013, we continue to see slow, but ongoing, growth. Employment has been steadily rising. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without, it seems, driving the economy back into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has hinted that it may begin to scale back its bond purchases (currently $85 billion per month in quantitative easing, or "QE") later in 2013, and could terminate the purchases altogether sometime in 2014, depending on subsequent economic data releases. Pioneer believes that, barring an external shock, modest economic growth can be sustained at least over the next couple of years without continuous, aggressive intervention from the Fed.

The Fed has also said that short-term interest rates are likely to remain near zero for some time to come. Given that inflation remains subdued and unemployment remains high, there is no urgency about raising rates.

While inflation is not a near-term concern, the Fed's aggressive monetary policies helped investors drive long-term Treasury yields to unsustainably low levels. A return to more normal levels in response to expectations of a stronger economy and the potential for less QE resulted in disappointing returns for bond investors during the first half of 2013, but the stock market rewarded shareholders who were undaunted by the double-barreled threat of the "fiscal cliff" and debt-ceiling debates at the beginning of 2013.

The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 13.82% during the first six months of 2013, while the Barclays Aggregate Bond Index, which tracks the performance of a higher-quality U.S. bond universe, returned -2.44%. Investors showed a rising preference for higher-yielding corporate paper over government bonds during the first half of 2013, helping the Bank of America Merrill Lynch High Yield Master II Index, which measures the performance of high-yield corporate bonds, to post a 1.50% return for the six months ended June 30, 2013. Three-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned 0.03% in the first half of 2013.

*   Dividends are not guaranteed.

2 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

There are certainly risks and uncertainties that continue to plague the global economy. Europe remains in recession and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's quantitative easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013.

There are also geopolitical worries abroad and political fights at home, and while most of the widely recognized risks we've outlined may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 3

Portfolio Management Discussion | 8/31/13

    Note to Shareholders: Effective June 7, 2013, Pioneer Disciplined Growth Fund ("the predecessor fund") reorganized with Pioneer Independence Fund. As a result of the reorganization, Pioneer Independence Fund was renamed Pioneer Disciplined Growth Fund. The investment strategies, performance and financial history, inception date, fiscal year end, and portfolio management team of the combined Fund are that of the predecessor Pioneer Disciplined Growth Fund.

    Domestic equities moved higher during most of the 12 months ended August 31, 2013, driven by improving corporate earnings and steady, if lackluster economic growth. In the following interview, Paul Cloonan discusses the investment environment for growth stocks and the performance of Pioneer Disciplined Growth Fund in that environment during the 12 months ended August 31, 2013. Mr. Cloonan, Co-Head of Equity Research, U.S., and a portfolio manager at Pioneer; Ashesh Savla, a senior quantitative research analyst at Pioneer; and Carol Lintz, a fundamental research analyst at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would you describe the investment environment for equities during the 12 months ended August 31, 2013?

A The 12-month period saw a generally favorable backdrop for equity investing. Investors grew more confident as most corporations turned in better-than-expected profit reports. Stock prices actually moved higher at a faster pace than corporate earnings during the period, as investors allocated new money into an equity market that appeared increasingly more attractive than other asset classes, including fixed-income securities.

    To be sure, there were short-term periods during which market trends appeared to slow. Slowing economic growth in many foreign markets raised fears about possible spillover effects on U.S. corporate earnings. In addition, many investors began worrying in the late spring of 2013 that the U.S. Federal Reserve (Fed) might move too quickly in tapering the pace of its bond purchasing. Such a development could potentially lead to higher interest rates and crimp the growth of many companies. However, the dominant market sentiment during the 12-month period was optimism.

    In a rising market, the best-performing sector was health care, which was powered by strong results from many biotechnology companies and by the increasing belief that potentially negative effects of the U.S. government's health care reform may have been overstated. Consumer discretionary

4 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 stocks also fared well, led by cyclical groups such as automotive and media companies, while industrials stocks also benefited from cyclical improvement.

    The most notable laggard in the overall market was the information technology sector, a sector that accounts for more than one-quarter of the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index). Large technology companies such as Apple, Microsoft, Oracle and Cisco reported slowing growth trends during the period. Consumer staples also underperformed somewhat, mainly due to concerns about high stock valuations in the sector.

Q How did the Fund perform in that environment during the 12 months ended August 31, 2013?

A Pioneer Disciplined Growth Fund's Class A shares returned 16.57% at net asset value during the 12 months ended August 31, 2013, while the Fund's benchmark, the Russell Index, returned 16.43%. During the same period, the average return of the 1,680 mutual funds in Morningstar's Large Cap Growth Funds category was 17.54%.

Q What were the main reasons for the Fund's solid performance relative to the Russell Index during the 12 months ended August 31, 2013?

A The Fund outperformed the Russell Index during the period primarily due to good stock selection results. Performance was particularly strong among the Fund's health care, information technology and consumer discretionary stock picks.

    In health care, portfolio positions in biotechnology companies such as Celgene and Gilead Sciences made notable contributions to the Fund's performance. Each company has developed a strong pipeline of new and potential drugs. Celgene is involved in developing cancer and immune-inflammatory disease therapies, while Gilead is engaged in research into immune deficiencies, diseases affecting the liver and cardiovascular systems, and therapies to treat hepatitis B and C. Also in health care, a Fund position in Aetna, which operates a large health maintenance organization (HMO), also delivered solid performance during the period as uncertainties abated about the effects on HMOs of the health care reform law and the company began seeing new business opportunities.

    Although the information technology sector in general lagged the market, two of the Fund's positions in the sector - Google and Yahoo! - performed quite well. Google continued to enjoy strong growth in its mobile internet search business, while establishing itself as a dominant factor in smartphones and other mobile devices. Meanwhile, advertising revenues

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 5 from Google's YouTube division continued to increase. As for Yahoo!, a new chief executive encouraged investor confidence that the company would begin deriving more value from its assets, including those located in Asia.

    The Fund's stock selections in the consumer discretionary sector also performed well during the period. For example, Starbucks, the large coffee chain, enjoyed strong increases in domestic in-store sales as well as in overseas markets. In addition, Starbucks has been improving its food offerings, a move that is expected to contribute to future growth. Finally, the Fund's position in media giant Time Warner also produced healthy returns during the period as the company focused on its more profitable business areas, particularly cable networks/television and movie production studios.

Q What were some of the Fund's investments that did not perform well during the 12 months ended August 31, 2013?

A During the period, the Fund did own several disappointing investments in various sectors. In the industrials sector, a position in Joy Global was a significant detractor from Fund performance before we sold the stock. A manufacturer of mining equipment, Joy Global was affected by the downturn in global mining activity. We also sold several other significant detractors from the portfolio during the period, including Capital One Financial (financials), National-Oilwell Varco (energy), and Monster Beverage (consumer staples).

    We liquidated another underperforming Fund holding in the consumer staples sector: Constellation Brands, a global wine-and-spirits distribution company. The company's stock price had declined amid worries over potential antitrust actions related to consolidation in the beer industry, and Constellation's stake in the U.S. distribution rights for Corona Beer, in particular. However, the antitrust issues were resolved after we sold the Fund's position in Constellation Brands, and the stock price subsequently bounced back again.

    We were more successful with our sale of a position in Mosaic, a fertilizer company whose share price fell during the period because of a global oversupply of potash, a main fertilizer ingredient. Mosaic's stock continued to decline after we liquidated the Fund's position.

Q   What is your investment outlook?

A We believe stocks remain attractive relative to other asset classes. American corporations have generally strong balance sheets and healthy cash flows that should sustain their growth rates as well as their abilities to reward shareholders.

6 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

    However, risks do remain.

    The continuing debate in Washington, D.C., over U.S. budgetary policy, the possible phasing out of the Fed's accommodative monetary policies, and even concerns over the remote possibility of a default of U.S. Treasury debt could undermine economic progress.

    In the current environment, we plan to continue to emphasize a disciplined stock-selection process when picking the Fund's investments, with a focus on bottom-up, fundamental analysis. We believe that approach to be the best way to achieve solid long-term Fund performance in a variety of market conditions.

Please refer to the Schedule of Investments on pages 16-20 for a full listing of Fund securities.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 7

Portfolio Summary | 8/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         91.7%
International Common Stocks                                                 3.9%
Temporary Cash Investment                                                   3.4%
Exchange Traded Fund                                                        1.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     30.1%
Consumer Discretionary                                                     18.1%
Health Care                                                                14.0%
Industrials                                                                12.9%
Consumer Staples                                                           11.6%
Energy                                                                      5.7%
Financials                                                                  4.1%
Materials                                                                   3.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Apple, Inc.                                                          5.80%
--------------------------------------------------------------------------------
 2.   Google, Inc.                                                         4.90
--------------------------------------------------------------------------------
 3.   Microsoft Corp.                                                      4.71
--------------------------------------------------------------------------------
 4.   United Technologies Corp.                                            3.47
--------------------------------------------------------------------------------
 5.   Starbucks Corp.                                                      3.23
--------------------------------------------------------------------------------
 6.   Celgene Corp.                                                        3.03
--------------------------------------------------------------------------------
 7.   Comcast Corp.                                                        2.99
--------------------------------------------------------------------------------
 8.   PepsiCo, Inc.                                                        2.90
--------------------------------------------------------------------------------
 9.   QUALCOMM, Inc.                                                       2.84
--------------------------------------------------------------------------------
10.   3M Co.                                                               2.81
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

Prices and Distributions | 8/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class                   8/31/13             8/31/12*
--------------------------------------------------------------------------------
              A                     $14.27               $13.93
--------------------------------------------------------------------------------
              C                     $13.40               $13.17
--------------------------------------------------------------------------------
              Y                     $14.49               $14.16
--------------------------------------------------------------------------------
            Class                   8/31/13              6/7/13*
--------------------------------------------------------------------------------
              B*                    $13.56               $13.43
--------------------------------------------------------------------------------

Distributions per Share: 9/1/12-8/31/13*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Net
                            Investment         Short-Term           Long-Term
            Class             Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
              A               $0.0835            $0.1535             $1.6140
--------------------------------------------------------------------------------
              B*              $    --            $    --             $    --
--------------------------------------------------------------------------------
              C               $    --            $0.1492             $1.5687
--------------------------------------------------------------------------------
              Y               $0.1565            $0.1548             $1.6278
--------------------------------------------------------------------------------

* The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class B shares. Accordingly, no financial information is presented for Class B shares for periods prior to June 7, 2013. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization.

The Russell 1000 Growth Index is an unmanaged measure of the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 9

Performance Update | 8/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                             Net Asset     Public Offering
Period                       Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                    6.93%        6.12%
5 Years                       8.69         7.41
1 Year                       16.57         9.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013, as revised June 10, 2013)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Disciplined      Russell 1000
                             Growth Fund              Growth Index
12/31/2005                   $   9,425                $  10,000
8/31/2006                    $   9,779                $  10,022
8/31/2007                    $  11,803                $  11,796
8/31/2008                    $  10,619                $  10,998
8/31/2009                    $   9,170                $   9,154
8/31/2010                    $   9,672                $   9,717
8/31/2011                    $  11,763                $  12,045
8/31/2012                    $  13,817                $  14,137
8/31/2013                    $  16,107                $  16,459

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

10 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

Performance Update | 8/31/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                             If            If
Period                       Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                   6.09%          6.09%
5 Years                      7.80           7.80
1 Year                       0.74          11.30
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013, as revised June 10, 2013)
--------------------------------------------------------------------------------
                             Gross         Net
--------------------------------------------------------------------------------
                             2.59%         2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Disciplined      Russell 1000
                             Growth Fund              Growth Index
12/31/2005                   $  10,000                $  10,000
8/31/2006                    $  10,325                $  10,022
8/31/2007                    $  12,369                $  11,796
8/31/2008                    $  11,045                $  10,998
8/31/2009                    $   9,467                $   9,154
8/31/2010                    $   9,911                $   9,717
8/31/2011                    $  11,964                $  12,045
8/31/2012                    $  13,948                $  14,137
8/31/2013                    $  16,082                $  16,459

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class B shares. Accordingly, the performance of Class B shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class B shares, but not other differences in expenses.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 11

Performance Update | 8/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                             If            If
Period                       Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
7/16/2008                     8.03%         8.03%
5 Years                       7.74          7.74
1 Year                       15.49         15.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013, as revised June 10, 2013)
--------------------------------------------------------------------------------
                             Gross         Net
--------------------------------------------------------------------------------
                             2.18%         2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Disciplined      Russell 1000
                             Growth Fund              Growth Index
7/31/2008                    $  10,000                $  10,000
8/31/2008                    $  10,205                $  10,108
8/31/2009                    $   8,741                $   8,414
8/31/2010                    $   9,133                $   8,931
8/31/2011                    $  11,013                $  11,070
8/31/2012                    $  12,820                $  12,993
8/31/2013                    $  14,813                $  15,127

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

12 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

Performance Update | 8/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                             If            If
Period                       Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                    7.16%         7.16%
5 Years                       9.05          9.05
1 Year                       16.95         16.90
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013,
as revised June 10, 2013)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             0.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                             Pioneer Disciplined      Russell 1000
                             Growth Fund              Growth Index
12/31/2005                   $  5,000,000             $  5,000,000
8/31/2006                    $  5,188,583             $  5,010,842
8/31/2007                    $  6,262,229             $  5,897,918
8/31/2008                    $  5,634,176             $  5,498,795
8/31/2009                    $  4,882,661             $  4,577,221
8/31/2010                    $  5,164,657             $  4,858,460
8/31/2011                    $  6,304,608             $  6,022,525
8/31/2012                    $  7,431,727             $  7,068,475
8/31/2013                    $  8,687,648             $  8,229,508

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses. Performance shown for periods prior to the inception of Class Y shares of the predecessor fund on July 31, 2008, is the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares of the predecessor fund prior to their inception on July 31, 2008, would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on actual returns from March 1, 2013, through August 31, 2013.

--------------------------------------------------------------------------------
 Share Class                        A            B            C            Y
--------------------------------------------------------------------------------
 Beginning Account              $1,000.00    $1,000.00    $1,000.00    $1,000.00
 Value on 3/1/13**
--------------------------------------------------------------------------------
 Ending Account                 $1,100.55    $1,153.00    $1,096.00    $1,101.27
 Value (after expenses)
 on 8/31/13
--------------------------------------------------------------------------------
 Expenses Paid                      $6.51        $5.59       $11.36        $4.77
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.23%, 2.23%, 2.15% and 0.90% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (85/365 for Class B shares) (to reflect the one-half year period).

** The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class B shares. Accordingly, no financial information is presented for Class B shares for periods prior to June 7, 2013.

14 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2013, through August 31, 2013.

--------------------------------------------------------------------------------
 Share Class                         A           B            C            Y
--------------------------------------------------------------------------------
 Beginning Account              $1,000.00    $1,000.00    $1,000.00    $1,000.00
 Value on 3/1/13**
--------------------------------------------------------------------------------
 Ending Account                 $1,019.00    $1,239.33    $1,014.37    $1,020.67
 Value (after expenses)
 on 8/31/13
--------------------------------------------------------------------------------
 Expenses Paid                      $6.26        $5.81       $10.92        $4.58
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.23%, 2.23%, 2.15% and 0.90% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (85/365 for Class B shares) (to reflect the one-half year period).

** The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class B shares. Accordingly, no financial information is presented for Class B shares for periods prior to June 7, 2013.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 15

Schedule of Investments | 8/31/13

----------------------------------------------------------------------------------
 Shares                                                               Value
----------------------------------------------------------------------------------
               COMMON STOCKS -- 97.1%
               ENERGY -- 5.6%
               Oil & Gas Equipment & Services -- 2.3%
     209,520   Halliburton Co.                                        $ 10,056,960
     132,060   Schlumberger, Ltd.                                       10,688,936
                                                                      ------------
                                                                      $ 20,745,896
----------------------------------------------------------------------------------
               Integrated Oil & Gas -- 1.0%
     102,630   Occidental Petroleum Corp.                             $  9,052,992
----------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 2.3%
     272,610   Cabot Oil & Gas Corp.                                  $ 10,667,229
     262,530   Southwestern Energy Co.*                                 10,028,646
                                                                      ------------
                                                                      $ 20,695,875
                                                                      ------------
               Total Energy                                           $ 50,494,763
----------------------------------------------------------------------------------
               MATERIALS -- 3.2%
               Commodity Chemicals -- 1.1%
     138,950   LyondellBasell Industries NV                           $  9,747,342
----------------------------------------------------------------------------------
               Specialty Chemicals -- 2.1%
     204,310   Ecolab, Inc.                                           $ 18,663,718
                                                                      ------------
               Total Materials                                        $ 28,411,060
----------------------------------------------------------------------------------
               CAPITAL GOODS -- 11.2%
               Aerospace & Defense -- 3.4%
     306,259   United Technologies Corp.                              $ 30,656,526
----------------------------------------------------------------------------------
               Industrial Conglomerates -- 4.9%
     218,650   3M Co.                                                 $ 24,834,267
     155,540   Danaher Corp.                                            10,190,981
     385,820   General Electric Co.                                      8,927,875
                                                                      ------------
                                                                      $ 43,953,123
----------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 1.5%
     105,570   Cummins, Inc.                                          $ 13,006,224
----------------------------------------------------------------------------------
               Industrial Machinery -- 1.4%
     214,820   Ingersoll-Rand Plc                                     $ 12,704,455
                                                                      ------------
               Total Capital Goods                                    $100,320,328
----------------------------------------------------------------------------------
               TRANSPORTATION -- 1.5%
               Railroads -- 1.5%
      89,800   Union Pacific Corp.                                    $ 13,787,892
                                                                      ------------
               Total Transportation                                   $ 13,787,892
----------------------------------------------------------------------------------
               CONSUMER SERVICES -- 4.7%
               Restaurants -- 4.7%
      33,680   Chipotle Mexican Grill, Inc.*                          $ 13,747,166
     404,260   Starbucks Corp.                                          28,508,415
                                                                      ------------
                                                                      $ 42,255,581
                                                                      ------------
               Total Consumer Services                                $ 42,255,581
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

----------------------------------------------------------------------------------
 Shares                                                               Value
----------------------------------------------------------------------------------
               MEDIA -- 7.7%
               Cable & Satellite -- 3.0%
     627,360   Comcast Corp.                                          $ 26,405,582
----------------------------------------------------------------------------------
               Movies & Entertainment -- 4.7%
     337,640   The Walt Disney Co.                                    $ 20,538,641
     363,140   Time Warner, Inc.                                        21,980,864
                                                                      ------------
                                                                      $ 42,519,505
                                                                      ------------
               Total Media                                            $ 68,925,087
----------------------------------------------------------------------------------
               RETAILING -- 5.4%
               Apparel Retail -- 1.1%
     150,330   Ross Stores, Inc.                                      $ 10,111,196
----------------------------------------------------------------------------------
               Home Improvement Retail -- 4.3%
     342,530   Lowe's Companies, Inc.                                 $ 15,694,725
     308,210   The Home Depot, Inc.                                     22,958,563
                                                                      ------------
                                                                      $ 38,653,288
                                                                      ------------
               Total Retailing                                        $ 48,764,484
----------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 8.9%
               Soft Drinks -- 2.9%
     320,860   PepsiCo, Inc.                                          $ 25,582,168
----------------------------------------------------------------------------------
               Packaged Foods & Meats -- 4.2%
     381,310   Campbell Soup Co.                                      $ 16,464,966
     250,320   Green Mountain Coffee Roasters, Inc.*                    21,605,119
                                                                      ------------
                                                                      $ 38,070,085
----------------------------------------------------------------------------------
               Tobacco -- 1.8%
     484,890   Altria Group, Inc.                                     $ 16,428,073
                                                                      ------------
               Total Food, Beverage & Tobacco                         $ 80,080,326
----------------------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 2.5%
               Household Products -- 2.5%
     387,780   Colgate-Palmolive Co.                                  $ 22,402,051
                                                                      ------------
               Total Household & Personal Products                    $ 22,402,051
----------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 4.5%
               Health Care Equipment -- 1.5%
     226,930   Covidien Plc                                           $ 13,479,642
----------------------------------------------------------------------------------
               Health Care Services -- 1.3%
     184,660   Express Scripts Holding Co.*                           $ 11,796,081
----------------------------------------------------------------------------------
               Managed Health Care -- 1.7%
     243,080   Aetna, Inc.                                            $ 15,408,841
                                                                      ------------
               Total Health Care Equipment & Services                 $ 40,684,564
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 17

----------------------------------------------------------------------------------
 Shares                                                               Value
----------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
               SCIENCES -- 9.3%
               Biotechnology -- 5.4%
     191,060   Celgene Corp.*                                         $ 26,744,579
     191,760   Gilead Sciences, Inc.*                                   11,557,375
     134,080   Vertex Pharmaceuticals, Inc.*                            10,076,112
                                                                      ------------
                                                                      $ 48,378,066
----------------------------------------------------------------------------------
               Pharmaceuticals -- 3.9%
     172,860   Allergan, Inc.                                         $ 15,277,367
     228,420   Johnson & Johnson                                        19,737,772
                                                                      ------------
                                                                      $ 35,015,139
                                                                      ------------
               Total Pharmaceuticals, Biotechnology & Life Sciences   $ 83,393,205
----------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 3.1%
               Other Diversified Financial Services -- 1.5%
     279,280   Citigroup, Inc.                                        $ 13,497,602
----------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 1.6%
      96,360   The Goldman Sachs Group, Inc.                          $ 14,659,247
                                                                      ------------
               Total Diversified Financials                           $ 28,156,849
----------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 15.5%
               Internet Software & Services -- 6.2%
      51,035   Google, Inc.*                                          $ 43,221,542
     459,230   Yahoo!, Inc.*                                            12,454,318
                                                                      ------------
                                                                      $ 55,675,860
----------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 2.0%
     103,520   Visa, Inc.                                             $ 18,055,958
----------------------------------------------------------------------------------
               Application Software -- 1.1%
     147,165   Citrix Systems, Inc.*                                  $ 10,414,867
----------------------------------------------------------------------------------
               Systems Software -- 6.2%
  1,244,201    Microsoft Corp.                                        $ 41,556,313
    445,824    Oracle Corp.                                             14,203,953
                                                                      ------------
                                                                      $ 55,760,266
                                                                      ------------
               Total Software & Services                              $139,906,951
----------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 10.8%
               Communications Equipment -- 2.8%
     378,040   Qualcomm, Inc.                                         $ 25,056,491
----------------------------------------------------------------------------------
               Computer Hardware -- 5.7%
     105,081   Apple, Inc.                                            $ 51,179,703
----------------------------------------------------------------------------------
               Computer Storage & Peripherals -- 2.3%
     825,800   EMC Corp.                                              $ 21,289,124
                                                                      ------------
               Total Technology Hardware & Equipment                  $ 97,525,318
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------
 Shares                                                               Value
-----------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.2%
               Semiconductors -- 3.2%
     225,000   Analog Devices, Inc.                                   $ 10,413,000
     313,630   Maxim Integrated Products, Inc.                           8,733,027
     229,770   Xilinx, Inc.                                              9,976,613
                                                                      -------------
                                                                      $ 29,122,640
                                                                      -------------
               Total Semiconductors & Semiconductor Equipment         $ 29,122,640
-----------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $740,582,147)                                    $874,231,099
-----------------------------------------------------------------------------------
               EXCHANGE TRADED FUND -- 1.0%
     140,180   iShares US Real Estate ETF                             $  8,724,803
-----------------------------------------------------------------------------------
               TOTAL EXCHANGE TRADED FUND
               (Cost $9,504,217)                                      $  8,724,803
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 Principal
 Amount ($)
-----------------------------------------------------------------------------------
               TEMPORARY CASH INVESTMENTS -- 3.4%
               Repurchase Agreements -- 3.4%
  31,100,000   Deutschebank AG, 0.05%, dated 8/30/13,
               repurchase price of $31,100,000 plus accrued
               interest on 9/3/13 collateralized by the following:
               $24,411,095 U.S. Treasury Strips, 0.00-4.25%,
               11/15/13-8/15/43
               $1,795,742 U.S. Treasury Notes, 1.00-6.25%,
               1/31/19-8/15/21
               $5,532,318 U.S. Treasury Bonds, 2.375-8.875%,
               2/15/19-2/15/43                                        $ 31,100,000
-----------------------------------------------------------------------------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $31,100,000)                                     $ 31,100,000
-----------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 101.5%
               (Cost $781,186,364) (a)                                $914,055,902
-----------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- (1.5)%                   $(13,681,797)
-----------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                             $900,374,105
===================================================================================

*   Non-income producing security.

(a) At August 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $782,652,795 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                          $139,381,869

          Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                            (7,978,762)
                                                                                ------------
          Net unrealized appreciation                                           $131,403,107
                                                                                ============

Strips      Separate trading of registered interest and principal of securities.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2013 aggregated $107,353,350 and $118,427,588, respectively. Excluded from these amounts are $276,693,710 and $295,168,358 in purchases and sales, respectively, that resulted from realigning the Fund's portfolio holdings with those of the Predecessor Fund.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 19

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2013, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------
                                     Level 1        Level 2       Level 3   Total
-----------------------------------------------------------------------------------------
Common Stocks                        $874,231,099   $        --   $  --     $874,231,099
Exchange Traded Fund                    8,724,803            --      --        8,724,803
Repurchase Agreement                           --    31,100,000      --       31,100,000
-----------------------------------------------------------------------------------------
Total                                $882,955,902   $31,100,000   $  --     $914,055,902
=========================================================================================

During the year ended August 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

Statement of Assets and Liabilities | 8/31/13

ASSETS:
  Investment in securities (cost $781,186,364)                     $914,055,902
  Cash                                                                3,861,120
  Receivables --
     Fund shares sold                                                   101,047
     Dividends                                                        1,402,865
  Due from Pioneer Investment Management, Inc.                            6,526
  Prepaid expenses                                                       15,925
--------------------------------------------------------------------------------
         Total assets                                              $919,443,385
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                               $ 18,128,283
     Fund shares repurchased                                            549,333
  Due to affiliates                                                     271,761
  Accrued expenses                                                      119,903
--------------------------------------------------------------------------------
         Total liabilities                                         $ 19,069,280
================================================================================
NET ASSETS:
  Paid-in capital                                                  $823,843,771
  Undistributed net investment income                                   787,238
  Accumulated net realized loss on investments                      (57,126,442)
  Net unrealized appreciation on investments                        132,869,538
--------------------------------------------------------------------------------
         Total net assets                                          $900,374,105
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $846,042,031/59,285,921 shares)                $      14.27
  Class B (based on $8,475,072/624,804 shares)                     $      13.56
  Class C (based on $17,505,005/1,306,172 shares)                  $      13.40
  Class Y (based on $28,351,997/1,956,928 shares)                  $      14.49
MAXIMUM OFFERING PRICE:
  Class A ($14.27 (divided by) 94.25%)                             $      15.14
================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 21

Statement of Operations

For the Year Ended 8/31/13

INVESTMENT INCOME:
  Dividends                                                        $3,597,258
  Interest                                                              1,327
----------------------------------------------------------------------------------------------
         Total investment income                                                $   3,598,585
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $1,546,015
  Transfer agent fees
     Class A                                                          421,332
     Class B                                                           17,234
     Class C                                                           14,123
     Class Y                                                              743
  Distribution fees
     Class A                                                          496,472
     Class B                                                           20,244
     Class C                                                           52,167
  Shareholder communications expense                                   97,651
  Administrative reimbursements                                        75,385
  Custodian fees                                                       12,905
  Registration fees                                                   103,117
  Professional fees                                                    56,112
  Printing expense                                                     45,914
  Fees and expenses of nonaffiliated Trustees                          12,182
  Miscellaneous                                                         6,474
----------------------------------------------------------------------------------------------
     Total expenses                                                             $   2,978,070
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                       (90,257)
----------------------------------------------------------------------------------------------
     Net expenses                                                               $   2,887,813
----------------------------------------------------------------------------------------------
         Net investment income                                                  $     710,772
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                              $ 128,722,372
----------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on investments                          $(112,092,760)
----------------------------------------------------------------------------------------------
  Net gain on investments                                                       $  16,629,612
----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                          $  17,340,384
==============================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                           Year Ended      Year Ended
                                                           8/31/13         8/31/12
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $     710,772   $    294,699
Net realized gain on investments                             128,722,372        703,573
Change in net unrealized appreciation (depreciation)
     on investments                                         (112,092,760)     7,200,202
----------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $  17,340,384   $  8,198,474
========================================================================================
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.08* and $0.04* per share, respectively)   $     (56,093)  $    (23,044)
     Class Y ($0.16* and $0.08* per share, respectively)        (345,194)      (258,442)
Net realized gain:
     Class A ($1.77* and $1.05* per share, respectively)      (1,183,625)      (516,639)
     Class C ($1.72* and $1.02* per share, respectively)        (231,171)      (108,354)
     Class Y ($1.78* and $1.05* per share, respectively)      (3,632,699)    (3,536,089)
----------------------------------------------------------------------------------------
         Total distributions to shareowners                $  (5,448,782)  $ (4,442,568)
========================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  18,551,575   $  8,339,303
Shares issued in reorganization                              867,641,589             --
Reinvestment of distributions                                  1,654,138        599,789
Cost of shares repurchased                                   (48,807,433)   (16,320,654)
----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
         Fund share transactions                           $ 839,039,869   $ (7,381,562)
----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                 $ 850,931,471   $ (3,625,656)
NET ASSETS:
Beginning of year                                             49,442,634     53,068,290
----------------------------------------------------------------------------------------
End of year                                                $ 900,374,105   $ 49,442,634
----------------------------------------------------------------------------------------
Undistributed net investment income                        $     787,238   $    157,394
========================================================================================

* Historical per share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund (formerly known as Pioneer Independence Fund) with the predecessor fund.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 23

Statements of Changes in Net Assets (continued)(1)

-----------------------------------------------------------------------------------------
                                '13 Shares   '13 Amount     '12 Shares   '12 Amount
-----------------------------------------------------------------------------------------
CLASS A*
Shares sold                        999,395   $  14,255,756     467,707   $     6,060,165
Shares issued
   in reorganization            59,645,163     840,437,863          --                --
Reinvestment of distributions       86,810       1,198,401      41,078           481,794
Less shares repurchased         (2,137,786)    (30,317,053)   (221,916)       (2,887,364)
-----------------------------------------------------------------------------------------
     Net increase               58,593,582   $ 825,574,967     286,869   $     3,654,595
=========================================================================================
CLASS B
Shares sold                          3,090   $      41,566          --   $            --
Shares issued
   in reorganization               675,994       9,099,639          --                --
Reinvestment of distributions           --              --          --                --
Less shares repurchased            (54,280)       (721,268)         --                --
-----------------------------------------------------------------------------------------
     Net increase                  624,804   $   8,419,937          --   $            --
=========================================================================================
CLASS C*
Shares sold                        106,634   $   1,423,587      60,151   $       751,628
Shares issued
   in reorganization             1,142,501      15,146,429          --                --
Reinvestment of distributions       17,480         227,684       7,483            83,082
Less shares repurchased            (74,401)       (993,480)    (57,530)         (714,111)
-----------------------------------------------------------------------------------------
     Net increase                1,192,214   $  15,804,220      10,104   $       120,599
=========================================================================================
CLASS Y*
Shares sold                        200,109   $   2,830,666     117,695   $     1,527,510
Shares issued
   in reorganization               206,852       2,957,658          --                --
Reinvestment of distributions       16,326         228,053       2,923            34,913
Less shares repurchased         (1,170,758)    (16,775,632)   (951,162)      (12,719,179)
-----------------------------------------------------------------------------------------
     Net decrease                 (747,471)  $ (10,759,255)   (830,544)  $   (11,156,756)
=========================================================================================

(1) As a result of the Reorganization, financial reporting for Class B commenced on June 7, 2013. See Notes to Financial Statements - Note 1.

* Historical share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund (formerly known as Pioneer Independence Fund) with the predecessor fund.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year          Year
                                                             Ended        Ended        Ended        Ended         Ended
                                                             8/31/13 (a)  8/31/12 (a)  8/31/11 (a)  8/31/10 (a)   8/31/09 (a)
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  13.93     $12.96       $ 11.83      $11.52        $ 13.38
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.06     $ 0.03       $ (0.01)     $ 0.04        $  0.03
   Net realized and unrealized gain (loss) on investments        2.13       2.03          2.52        0.60          (1.86)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   2.19     $ 2.06       $  2.51      $ 0.64        $ (1.83)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.08)     (0.04)        (0.04)      (0.04)         (0.03)
   Net realized gain                                            (1.77)     (1.05)        (1.34)      (0.29)            --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (1.85)     (1.09)        (1.38)      (0.33)         (0.03)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.34     $ 0.97       $  1.13      $ 0.31        $ (1.86)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  14.27     $13.93       $ 12.96      $11.83        $ 11.52
=============================================================================================================================
Total return*                                                   16.57%     17.46%        21.62%       5.48%        (13.64)%
Ratio of net expenses to average net assets                      1.23%      1.25%         1.25%       1.25%          1.25%
Ratio of net investment income to average net assets             0.26%      0.31%         0.18%       0.39%          0.39%
Portfolio turnover rate                                            45%        75%          107%        104%           106%
Net assets, end of period (in thousands)                     $846,042     $9,646       $ 5,257      $  962        $   667
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.26%      1.48%         1.52%       1.66%         10.79%
   Net investment income (loss)                                  0.23%      0.08%        (0.09)%     (0.02)%        (9.15)%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements -
    Note 1.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 25

--------------------------------------------------------------------------------
                                                                 6/7/13 (a)
                                                                 to 8/31/13
--------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                             $ 13.43
--------------------------------------------------------------------------------
Increase from investment operations:
   Net investment loss                                           $ (0.02)
   Net realized and unrealized gain on investments                  0.15
--------------------------------------------------------------------------------
Net increase in net assets from investment operations            $  0.13
--------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            --
   Net realized gain                                                --
--------------------------------------------------------------------------------
Net increase in net asset value                                  $  0.13
--------------------------------------------------------------------------------
Net asset value, end of period                                   $ 13.56
================================================================================
Total return*                                                       0.97%***
Ratio of net expenses to average net assets                         2.23%**
Ratio of net investment loss to average net assets                 (0.76)%**
Portfolio turnover rate                                               45%
Net assets, end of period (in thousands)                         $ 8,475
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   2.75%**
   Net investment loss                                             (1.27)%**
================================================================================

(a) Financial reporting for Class B shares commenced on June 7, 2013. See Notes to Financial Statements - Notes 1.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             8/31/13 (a)  8/31/12 (a)  8/31/11 (a)  8/31/10 (a)  8/31/09 (a)
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 13.17      $ 12.35      $ 11.35      $ 11.13      $ 12.99
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $ (0.05)     $ (0.08)     $ (0.09)     $ (0.07)     $ (0.04)
   Net realized and unrealized gain (loss) on investments       2.00         1.92         2.39         0.58        (1.82)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.95      $  1.84      $  2.30      $  0.51      $ (1.86)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                           (1.72)       (1.02)       (1.30)       (0.29)          --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.23      $  0.82      $  1.00      $  0.22      $ (1.86)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.40      $ 13.17      $ 12.35      $ 11.35      $ 11.13
=============================================================================================================================
Total return*                                                  15.49%       16.41%       20.58%        4.49%      (14.34)%
Ratio of net expenses to average net assets                     2.15%        2.15%        2.15%        2.11%        2.15%
Ratio of net investment loss to average net assets             (0.59)%      (0.58)%      (0.72)%      (0.48)%      (0.52)%
Portfolio turnover rate                                           45%          75%         107%         104%         106%
Net assets, end of period (in thousands)                     $17,505      $ 1,501      $ 1,283      $   320      $   255
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.25%        2.41%        2.47%        2.36%       11.44%
   Net investment loss                                         (0.69)%      (0.84)%      (1.04)%      (0.73)%      (9.82)%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements -
    Note 1.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 27

-----------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             8/31/13 (a)  8/31/12 (a)  8/31/11 (a)  8/31/10 (a)  8/31/09 (a)
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 14.16      $ 13.16      $ 11.98      $ 11.66      $ 13.50
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.13      $  0.09      $  0.07      $  0.09      $  0.04
   Net realized and unrealized gain (loss) on investments       2.14         2.04         2.54         0.58        (1.85)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  2.27      $  2.13      $  2.61      $  0.67      $ (1.81)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       (0.16)       (0.08)       (0.08)       (0.05)       (0.03)
   Net realized gain                                           (1.78)       (1.05)       (1.35)       (0.30)          --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (1.94)       (1.13)       (1.43)       (0.35)       (0.03)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.33      $  1.00      $  1.18      $  0.32      $ (1.84)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 14.49      $ 14.16      $ 13.16      $ 11.98      $ 11.66
=============================================================================================================================
Total return*                                                  16.95%       17.88%       22.07%        5.78%      (13.34)%
Ratio of net expenses to average net assets                     0.90%        0.90%        0.90%        0.90%        0.90%
Ratio of net investment income to average net assets            0.78%        0.67%        0.52%        0.72%        0.88%
Portfolio turnover rate                                           45%          75%         107%         104%         106%
Net assets, end of period (in thousands)                     $28,352      $38,296      $46,528      $29,723      $28,173
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               0.95%        1.00%        1.00%        1.15%        1.70%
   Net investment income                                        0.73%        0.57%        0.42%        0.47%        0.07%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements -
    Note 1.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

Notes to Financial Statements | 8/31/13

1. Organization and Significant Accounting Policies

Pioneer Disciplined Growth Fund (the Fund) is a diversified series of Pioneer Series Trust XII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the predecessor fund), a series of Pioneer Series Trust V, on June 7, 2013. The predecessor fund was the accounting survivor of the reorganization. Accordingly, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The financial highlights and shareholder activity, as reflected in the statement of changes in net assets, have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with the predecessor fund. Prior to the reorganization, the Fund was named Pioneer Independence Fund. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. The predecessor fund did not offer Class B shares. Accordingly, financial reporting for Class B shares commenced on June 7, 2013, and no financial information has been presented for prior periods.
Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 29 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

30 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

    At August 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2013, the Fund had not accrued any interest and penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three fiscal years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2013, the Fund reclassified $24,484 to increase paid-in capital, $147,271 to decrease undistributed net investment income, and $122,787 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At August 31, 2013, the Fund had a net capital loss carryforward of $55,608,964 which will expire in 2017 if not utilized.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 31

    The tax character of distributions paid by Pioneer Disciplined Growth Fund were as follows:

    ----------------------------------------------------------------------------
                                                        2013               2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                               $  861,845         $1,544,424
    Long-term capital gain                         4,586,937          2,898,144
    ----------------------------------------------------------------------------
         Total                                    $5,448,782         $4,442,568
    ============================================================================

The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2013:

    ----------------------------------------------------------------------------
                                                                           2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $    736,191
    Capital loss carryforward                                       (55,608,964)
    Net unrealized appreciation                                     131,403,107
    ----------------------------------------------------------------------------
         Total                                                     $ 76,530,334
    ============================================================================

Due to a different tax survivor and different tax year end, the tax amounts include those related to the Fund for the tax period January 1, 2013 to August 31, 2013.

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $29,788 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

32 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all epurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $5 billion. Prior to June 7, 2013, the Fund paid an annual fee equal to 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% of the Fund's average daily net assets over $1 billion. Prior to June 7, 2013, the predecessor fund paid management fee equal to 0.65% of the predecessor fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion of the fund's average daily net assets and 0.55% of the Fund's average daily net assets over $5 billion. For the year ended August 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, 2.15%, and 0.90% of the average daily net assets attributable to Class A, Class B, Class C, and Class Y shares, respectively. Fees waived and expenses reimbursed during

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 33 the year ended August 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $76,362 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $82,573
 Class B                                                                   1,494
 Class C                                                                   8,671
 Class Y                                                                   4,913
--------------------------------------------------------------------------------
    Total                                                                $97,651
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $175,783 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account

34 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,616 in distribution fees payable to PFD at August 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2013, CDSCs in the amount of $5,677 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2013, the Fund had no borrowings under the credit facility.

6. Reorganization Information

On June 7, 2013 ("Closing Date"), the Predecessor Fund was reorganized with the Fund. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the Predecessor Fund for shares of the Fund. Shareowners holding Class A, Class C and Class Y of the Predecessor Fund received Class A, Class C and Class Y shares of the Fund, respectively, in the reorganization.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 35

The Predecessor Fund did not offer Class B shares. Financial reporting for Class B shares commenced on June 7, 2013. The investment portfolio of the Predecessor Fund, with an aggregate value of $39,909,928 and an identified cost of $28,800,409 at June 7, 2013, was the principal asset acquired by the Fund.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The Fund was the legal survivor of the reorganization. The Predecessor Fund was the accounting survivor of the reorganization. Accordingly, the Predecessor Fund's performance and financial history became the performance and financial history of the Fund. Prior to the reorganization, the Fund was named Pioneer Independence Fund.

The following charts show the details of the reorganization as of the Closing
Date:

                                                                           Pioneer
                             Pioneer                Pioneer                Disciplined
                             Independence           Disciplined            Growth Fund
                             Fund                   Growth Fund            (Post-
                             (Pre-Reorganization)   (Pre-Reorganization)   Reorganization)
-------------------------------------------------------------------------------------------
Net Assets
Class A                      $840,437,863           $10,364,341            $850,802,204
Class B                         9,099,639                    --               9,099,639
Class C                        15,146,429             2,058,002              17,204,431
Class Y                         2,957,658            27,496,503              30,454,161
-------------------------------------------------------------------------------------------
Total Net Assets             $867,641,589           $39,918,846            $907,560,435
-------------------------------------------------------------------------------------------
Shares Outstanding
Class A                        59,645,163               735,580*             60,380,743
Class B                           675,994                    --                 675,994
Class C                         1,142,501               155,204*              1,297,705
Class Y                           206,852             1,922,838*              2,129,690

                           Pre-conversion             Conversion         Post-conversion
                           Shares                     Ratio*             shares
----------------------------------------------------------------------------------------
Class A                      968,214                  0.7459               735,580
Class C                      202,249                  0.7674               155,204
Class Y                    2,600,174                  0.7395             1,922,838
----------------------------------------------------------------------------------------

* Share amounts have been adjusted to reflect the conversion ratios utilized to align the net asset values of the Predecessor Fund with those of the Fund.

36 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

                                                              Shares
                                            Exchange          Issued In
                                            Ratio             Reorganization**
-------------------------------------------------------------------------------
Class A                                     1.0000                59,645,163
Class B                                     1.0000                   675,994
Class C                                     1.0000                 1,142,501
Class Y                                     1.0000                   206,852

** Reflects shares issued by the predecessor fund, the accounting survivor, as shown on the Statement of Changes.

                                               Unrealized          Accumulated
                                               Appreciation        Gain (loss) on
                                               on Closing Date     Closing Date
-------------------------------------------------------------------------------
Fund                                           $235,200,774        $(181,548,206)
Predecessor Fund                                 11,109,519              (18,100)
-------------------------------------------------------------------------------

Assuming the Reorganization had been completed on September 1, 2012, the beginning of the Fund's current fiscal period, the pro forma results of operations for the fiscal year ended August 31, 2013, are as follows:

Net Investment income (loss)                                      $  2,286,293
Net realized and unrealized gains (losses)                         108,810,068
-------------------------------------------------------------------------------
Change in net assets resulting from operations                    $111,096,361
===============================================================================

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Fund that have been included in the Statements of Operations since the Reorganization was consummated.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XII and the
Shareowners of Pioneer Disciplined Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Disciplined Growth Fund, the sole portfolio comprising Pioneer Series Trust XII (the "Trust"), as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian or others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Disciplined Growth Fund, the sole portfolio comprising Pioneer Series Trust XII (the "Trust"), at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 28, 2013

38 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Cogan and Mr. West, serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Cogan and Mr. West serves as a Trustee of 47 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 39

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                      Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)         Trustee since 2006.     Chairman and Chief Executive Officer,           Director, Broadridge Financial
Chairman of the Board and    Serves until a          Quadriserv, Inc. (technology products for       Solutions, Inc. (investor
Trustee                      successor trustee is    securities lending industry) (2008 - present);  communications and securities
                             elected or earlier      private investor (2004 - 2008); and Senior      processing provider for
                             retirement or removal.  Executive Vice President, The Bank of New York  financial services industry)
                                                     (financial and securities services) (1986 -     (2009 - present); Director,
                                                     2004)                                           Quadriserv, Inc. (2005 -
                                                                                                     present); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2005.     Managing Partner, Federal City Capital          Director of Enterprise
Trustee                      Serves until a          Advisors (corporate advisory services company)  Community Investment, Inc.
                             successor trustee is    (1997 - 2004 and 2008 - present); Interim       (privately-held affordable
                             elected or earlier      Chief Executive Officer, Oxford Analytica,      housing finance company) (1985
                             retirement or removal.  Inc. (privately held research and consulting    - 2010); Director of Oxford
                                                     company) (2010); Executive Vice President and   Analytica, Inc. (2008 -
                                                     Chief Financial Officer, I-trax, Inc.           present); Director of The Swiss
                                                     (publicly traded health care services company)  Helvetia Fund, Inc. (closed-end
                                                     (2004 - 2007); and Executive Vice President     fund) (2010 - present); and
                                                     and Chief Financial Officer, Pedestal Inc.      Director of New York Mortgage
                                                     (internet-based mortgage trading company)       Trust (publicly traded mortgage
                                                     (2000 - 2002)                                   REIT) (2004 - 2009, 2012 -
                                                                                                     present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)    Trustee since 2008.     William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                      Serves until a          Economy, Harvard University (1972 - present)    Funds Investment Trust and
                             successor trustee is                                                    Mellon Institutional Funds
                             elected or earlier                                                      Master Portfolio (oversaw 17
                             retirement or removal.                                                  portfolios in fund complex)
                                                                                                     (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

40 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                      Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since 1997.     Founding Director, Vice President and           None
Trustee                      Serves until a          Corporate Secretary, The Winthrop Group, Inc.
                             successor trustee is    (consulting firm) (1982-present); Desautels
                             elected or earlier      Faculty of Management, McGill University (1999
                             retirement or removal.  - present); and Manager of Research Operations and Organizational Learning, Xerox PARC,
                                                     Xerox's advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since 1997.     President and Chief Executive Officer,          Director of New America High
Trustee                      Serves until a          Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
                             successor trustee is    banking firm) (1981 - present)                  investment company) (2004 -
                             elected or earlier                                                      present); and member, Board of
                             retirement or removal.                                                  Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)         Trustee since 1997.     Senior Counsel, Sullivan & Cromwell LLP (law    Director, The Swiss Helvetia
Trustee                      Serves until a          firm) (1998 - present); and Partner, Sullivan   Fund, Inc. (closed-end
                             successor trustee is    & Cromwell LLP (prior to 1998)                  investment company); and
                             elected or earlier                                                      Director, Invesco, Ltd.
                             retirement or removal.                                                  (formerly AMVESCAP, PLC)
                                                                                                     (investment manager)
                                                                                                     (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 41

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*     Trustee since 1997.     Non-Executive Chairman and a director of         None
Trustee, President and       Serves until a          Pioneer Investment Management USA Inc.
Chief Executive Officer of   successor trustee is    ("PIM-USA"); Chairman and a director of
the Fund                     elected or earlier      Pioneer; Chairman and Director of Pioneer
                             retirement or removal.  Institutional Asset Management, Inc. (since
                                                     2006); Director of Pioneer Alternative
                                                     Investment Management Limited (Dublin) (until
                                                     October 2011); President and a director of
                                                     Pioneer Alternative Investment Management
                                                     (Bermuda) Limited and affiliated funds; Deputy
                                                     Chairman and a director of Pioneer Global
                                                     Asset Management S.p.A. ("PGAM") (until April
                                                     2010); Director of Nano-C, Inc. (since 2003);
                                                     Director of Cole Management Inc. (2004 -
                                                     2011); Director of Fiduciary Counseling, Inc.
                                                     (until December 2011); President of all of the
                                                     Pioneer Funds; and Retired Partner, Wilmer
                                                     Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*    Trustee since 2007.     Director, CEO and President of PIM-USA (since    None
Trustee and Executive Vice   Serves until a          February 2007); Director and President of
President                    successor trustee is    Pioneer and Pioneer Institutional Asset
                             elected or earlier      Management, Inc. (since February 2007);
                             retirement or removal.  Executive Vice President of all of the Pioneer
                                                     Funds (since March 2007); Director of PGAM
                                                     (2007 - 2010); Head of New Europe Division,
                                                     PGAM (2000 - 2005); Head of New Markets
                                                     Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

42 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                             Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)   Since 2003. Serves at   Vice President and Associate General Counsel     None
Secretary                    the discretion of the   of Pioneer since January 2008 and Secretary of
                             Board.                  all of the Pioneer Funds since June 2010;
                                                     Assistant Secretary of all of the Pioneer
                                                     Funds from September 2003 to May 2010; and
                                                     Vice President and Senior Counsel of Pioneer
                                                     from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)       Since 2010. Serves at   Fund Governance Director of Pioneer since        None
Assistant Secretary          the discretion of the   December 2006 and Assistant Secretary of all
                             Board.                  the Pioneer Funds since June 2010; Manager -
                                                     Fund Governance of Pioneer from December 2003
                                                     to November 2006; and Senior Paralegal of
                                                     Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)            Since 2010. Serves at   Counsel of Pioneer since June 2007 and           None
Assistant Secretary          the discretion of the   Assistant Secretary of all the Pioneer Funds
                             Board.                  since June 2010; and Vice President and
                                                     Counsel at State Street Bank from October 2004
                                                     to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)         Since 2008. Serves at   Vice President - Fund Treasury of Pioneer;       None
Treasurer and Chief          the discretion of the   Treasurer of all of the Pioneer Funds since
Financial and Accounting     Board.                  March 2008; Deputy Treasurer of Pioneer from
Officer of the Fund                                  March 2004 to February 2008; and Assistant
                                                     Treasurer of all of the Pioneer Funds from
                                                     March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)        Since 2000. Serves at   Assistant Vice President - Fund Treasury of      None
Assistant Treasurer          the discretion of the   Pioneer; and Assistant Treasurer of all of the
                             Board.                  Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)           Since 2002. Serves at   Fund Accounting Manager - Fund Treasury of       None
Assistant Treasurer          the discretion of the   Pioneer; and Assistant Treasurer of all of the
                             Board.                  Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2009. Serves at   Fund Administration Manager - Fund Treasury of   None
Assistant Treasurer          the discretion of the   Pioneer since November 2008; Assistant
                             Board.                  Treasurer of all of the Pioneer Funds since
                                                     January 2009; and Client Service Manager -
                                                     Institutional Investor Services at State
                                                     Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/13 43

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                             Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2010. Serves at   Chief Compliance Officer of Pioneer and of all   None
Chief Compliance Officer     the discretion of the   the Pioneer Funds since March 2010; Director
                             Board.                  of Adviser and Portfolio Compliance at Pioneer
                                                     since October 2005; and Senior Compliance
                                                     Officer for Columbia Management Advisers, Inc.
                                                     from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (42)        Since 2006. Serves at   Director--Transfer Agency Compliance of Pioneer  None
Anti-Money Laundering        the discretion of the   and Anti-Money Laundering Officer of all the
Officer                      Board.                  Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

44 Pioneer Disciplined Growth Fund | Annual Report | 8/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19430-07-1013

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Series Trust XII:
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately
$23,934 in 2013 and $28,097 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust XII:
Audit-Related Fees
There were no fees for audit-related or other services provided to the Trust during the fiscal years ended
August 31, 2013 and 2012.



(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust XII:
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,131 and $8,290 in 2013 and 2012, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust XII:
Other Fees
There were no fees for audit-related or other services provided to the Trust during the fiscal years ended August 31, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31, 2013 and 2012, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $8,131 in 2013 and $8,290 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust XII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date October 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date October 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 30, 2013

* Print the name and title of each signing officer under his or her signature.